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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8 - K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): June 29, 1999


                       Medicis Pharmaceutical Corporation
             (Exact name of registrant as specified in its charter)


    Delaware                       0-18443                      52-1574808
(State or other                                              (IRS Employer
jurisdiction of            (Commission File Number)        Identification No.)
  incorporation)


                            4343 East Camelback Road
                             Phoenix, Arizona 85018
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (602) 808-8800




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Item 5.           Other Events.

         On June 29, 1999, the Registrant entered into an Asset Purchase Agreement with Bioglan Pharma Plc ("Bioglan"), pursuant to which the Registrant agreed to sell certain assets to an affiliate of Bioglan. A description of the asset sale is contained in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.

              The following exhibits are filed as part of this report.

              99.1 - Press release dated June 29, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Medicis Pharmaceutical Corporation


                                  /S/ MARK A. PRYGOCKI, SR.
                                  ______________________________________________
                                  Mark A. Prygocki, Sr.
                                  Chief Financial Officer

Date:    July 9, 1999


                                  EXHIBIT INDEX

Exhibit Number                    Description
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99.1                              Press Release dated June 29, 1999.